EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITOR


To the Board of Directors and Stockholders of Emergensys Corporation

     We consent to the incorporation by reference in the registration statement (Form S-8) of Emergensys Corporation dated May 27, 2004 of our report dated March 5, 2004 with respect to the financial statements of Emergensys Corporation appearing in its Form 10-KSB for the year ended December 31, 2003, filed with the Securities and Exchange Commission.


Ernst  &  Young  LLP
Quebec  City,  Canada
May  27,  2004


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